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                                     EXHIBIT 23.2


                          CONSENT OF INDEPENDENT ACCOUNTANTS

























                                     -17-
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                                                           Exhibit 23.2


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 17, 1996, which appears on page 26 of the Premier Laser Systems, Inc. Annual Report on Form 10-KSB for the year ended March 31, 1996.




PRICE WATERHOUSE LLP
Costa Mesa, California
May 8, 1997